United States
Securities and Exchange Commission
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

VIRPAX PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

VIRPAX PHARMACEUTICALS, INC.
1055 Westlakes Drive, Suite 300
Berwyn, PA 19312

June 7, 2023

To Our Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of stockholders of Virpax Pharmaceuticals, Inc. to be held at 10:30 a.m. Eastern Time on Monday, July 24, 2023.

Details regarding the 2023 Annual Meeting, the business to be conducted at the 2023 Annual Meeting, and information about Virpax Pharmaceuticals, Inc. that you should consider when you vote your shares are described in the accompanying proxy statement.

At the 2023 Annual Meeting, three persons will be nominated for election to our Board of Directors. In addition, we will ask stockholders to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the 2023 Annual Meeting.

Pursuant to Securities and Exchange Commission rules, we are providing access to our proxy materials both by sending you this full set of proxy materials, and by notifying you of the availability of our proxy materials online at http://www.viewproxy.com/virpax/2023, where you can access our Proxy Statement for the 2023 Annual Meeting, our Annual Report for the fiscal year ended December 31, 2022 (the “2022 Annual Report”) and proxy card. On or about June 7, 2023, we will begin mailing this Proxy Statement and our 2022 Annual Report.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the 2023 Annual Meeting or not, it is important that you cast your vote. You may vote over the Internet, by telephone, or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Virpax Pharmaceuticals, Inc. We look forward to seeing you during the 2023 Annual Meeting.

Sincerely,
/s/ Anthony Mack
Anthony Mack
Chief Executive Officer, Chairman

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors LLC
200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003
855-600-2576

VIRPAX PHARMACEUTICALS, INC.
1055 Westlakes Drive, Suite 300
Berwyn, PA 19312

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on July 24, 2023

To the Stockholders of Virpax Pharmaceuticals, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Virpax Pharmaceuticals, Inc. (the “Company”) will be held at Nasdaq Marketsite, 151 West 43rd Street, 10th Flr, Edison Board Room, New York, NY 10017, on Monday, July 24, 2023, beginning at 10:30 a.m. Eastern time. At the Annual Meeting, stockholders will act on the following matters:

•        To elect the three director nominees named herein to serve as Class II directors for a three-year term expiring at the annual meeting of stockholders in 2026;

•        To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and

•        To consider and vote upon any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on May 30, 2023, are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether you plan to attend the meeting or not, you may vote your shares over the Internet or by requesting a printed copy of the proxy materials and marking, signing, dating and mailing the proxy card in the envelope provided. If you attend the Annual Meeting and prefer to vote in person, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting.

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING OF STOCKHOLDERS TO BE HELD ON JULY 24, 2023

Our proxy materials including our Proxy Statement for the Annual Meeting, our Annual Report for the fiscal year ended December 31, 2022 (the “2022 Annual Report”) and proxy card are available on the Internet at www.viewproxy.com/virpax/2023. Under Securities and Exchange Commission rules, we are providing access to our proxy materials both by sending you this full set of proxy materials, and by notifying you of the availability of our proxy materials on the Internet. The proxy materials relating to the Annual Meeting and the 2022 Annual Report are being mailed to stockholders entitled to vote at the meeting on or about June 7, 2023.

By Order of the Board of Directors
/s/ Anthony Mack
Anthony Mack
Chief Executive Officer
June 7, 2023
Berwyn, PA

i

VIRPAX PHARMACEUTICALS, INC.
1055 WESTLAKES DRIVE, SUITE 300
BERWYN, PA 19312

PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement contains information related to the Annual Meeting of Stockholders to be held on July 24, 2023 at 10:30 a.m. Eastern time, at Nasdaq Marketsite, 151 West 43rd Street, 10th Flr, Edison Board Room, New York, NY 10017, or at such other time and place to which the Annual Meeting may be adjourned or postponed (the “Annual Meeting”). The enclosed proxy is solicited by the Board of Directors (the “Board”) of Virpax Pharmaceuticals, Inc. (the “Company”). The proxy materials relating to the Annual Meeting are being mailed to stockholders entitled to vote at the meeting on or about June 7, 2023. A list of record holders of the Company’s common stock entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at our principal offices at 1055 Westlakes Drive, Suite 300, Berwyn, PA 19312, during normal business hours for ten days prior to the Annual Meeting and available during the Annual Meeting.

In this Proxy Statement, the terms the “Company,” “we,” “us,” and “our” refer to Virpax Pharmaceuticals, Inc. The mailing address of our principal executive offices is Virpax Pharmaceuticals, Inc., 1055 Westlakes Drive, Suite 300 Berwyn, PA 19312.

ABOUT THE MEETING

Why are we calling this Annual Meeting?

Our Board is soliciting your proxy to vote at the Annual Meeting of stockholders to be held on Monday, July 24, 2023, at 10:30 a.m. Eastern time and any adjournments or postponements of the meeting. We refer to this meeting as the “Annual Meeting.” This proxy statement summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, because you owned shares of our common stock on the record date.

We are calling the Annual Meeting to seek the approval of our stockholders:

•        To elect the three director nominees named in this proxy statement to serve as Class II directors for a three-year term expiring at the annual meeting of stockholders in 2026;

•        To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2023; and

•        To consider and vote upon any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

What are the Board’s recommendations?

The Board believes that the election of the director nominees identified herein and the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2023, are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of the director nominees and FOR Proposal 2. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the record date, May 30, 2023 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

As of the Record Date, we had 11,714,284 outstanding shares of common stock.

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of your proxy card delivered to you by your broker or a legal proxy given to you by your broker and check in at the registration desk at the meeting.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of 34% of the voting power of our capital stock outstanding on the Record Date will constitute a quorum for our meeting. Signed proxies received but not voted will be included in the calculation of the number of shares considered to be present at the meeting. Pursuant to the General Corporation Law of the State of Delaware, abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.

How do I vote?

On or about June 7, 2023, we will begin mailing the proxy materials to all stockholders of record on our books at the close of business on the Record Date and will post our proxy materials on the website referenced above. The website provides information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting by ballot, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card. Telephone and Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on July 23, 2023.

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet. You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, VStock Transfer, LLC, or you have stock certificates registered in your name, you may vote:

Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to www.AALvote.com/VRPX and following the instructions provided in the proxy materials. You may also follow the instructions provided with your proxy materials and on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your voting instruction card. Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing 1-866-804-9616. If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call.

Vote by Mail

You may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Alliance Advisors LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m. on July 23, 2023.

Voting at the Annual Meeting

The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.

The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

What if I vote and then change my mind?

You may revoke or change your proxy at any time before it is exercised by:

•        filing with the Secretary of the Company a notice of revocation;

•        sending in another duly executed proxy bearing a later date; or

•        attending the Annual Meeting and casting your vote in person.

For purposes of submitting your vote online, you may change or revoke your vote until 11:59 p.m. Eastern Time on July 23, 2023. At this deadline, the last vote submitted will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

The holders of 34% of the voting power of our common stock outstanding on the Record Date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

Assuming that a quorum is present, the following votes will be required:

•        Proposal 1 (Election of Directors):    Our directors are elected by a plurality of the votes, which means that the three nominees for director who receive the most votes will be elected. You may vote either FOR the nominee or AGAINST or ABSTAIN your vote from the nominee. Votes that are abstained or against will not be included in the vote tally for the election of the director. Banks, brokers or other nominees do not have discretionary authority to vote on this matter. As a result, abstentions and “broker non-votes” if any, will not affect the outcome of the vote on Proposal 1.

•        Proposal 2 (Ratify Appointment of Independent Registered Public Accounting Firm):    The affirmative vote of the holders of shares of common stock having a majority in voting power of the votes cast by the holders of all of the shares of common stock present or represented at the Annual Meeting is required to approve this Proposal 2. This Proposal 2 is generally considered to be a “routine” matter which means that banks, brokers or other nominees will have discretionary authority to vote on this matter, and accordingly, no broker non-votes are expected to occur on Proposal 2 or expected to affect the outcome of the vote of this Proposal 2. Abstentions, if any, will not affect the outcome of the vote on this Proposal 2. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2023, the Audit Committee of our Board will reconsider its appointment.

Holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.

What are “broker non-votes”?

Banks, brokers, and other agents acting as nominees are permitted to use discretionary voting authority to vote for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers, banks or other nominees are not permitted to use discretionary voting authority to vote for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your broker, bank or other nominee as to how to vote your shares, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.

The election of directors (Proposal 1) is generally considered to be a “non-routine” matter, and brokers are not permitted to vote on those matters if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares on these proposals. The ratification of our independent registered public accounting firm (Proposal 2) is generally considered to be a “routine” matter, and hence your brokerage firm may be able to vote on Proposal 2 even if it does not receive instructions from you, so long as it holds your shares in its name.

Who will count the votes?

Alliance Advisors LLC will serve as inspector of election at the Annual Meeting and will tabulate and certify the votes.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

Proposals should be addressed to:
Virpax Pharmaceuticals, Inc.
Attn: Corporate Secretary
1055 Westlakes Drive, Suite 300
Berwyn, PA 19312

Cautionary Statement Regarding Forward Looking Statements

This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the current views of our management with respect to, among other things, our operations, our business strategy and plans, our objectives and initiatives, our financial performance, and our industry. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believe(s),” “expect(s),” “potential,” “continue(s),” “may,” “will,” “should,” “could,” “would,” “seek(s),” “predict(s),” “intend(s),” “trends,” “plan(s),” “estimate(s),” “anticipates,” “projection,” “will likely result” and or the negative version of these words or other comparable words of a future or forward-looking nature, although not all forward-looking statements contain these words. Such forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof and are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements and you should not rely upon forward-looking statements as predictions of future events. These risks and uncertainties include, but are not limited to, those described under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and our other Securities and Exchange Commission (“SEC”) filings, which are available on our investor relations website at https://ir.virpaxpharma.com/ and on the SEC website at www.sec.gov. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

________________________________

PROPOSAL 1:

TO ELECT THREE DIRECTORS, AS CLASS II DIRECTORS, TO SERVE A THREE-YEAR TERM EXPIRING AT THE ANNUAL MEETING IN 2026 AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

________________________________

The Board is divided into three classes: Class I, Class II and Class III, with each class serving a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board is currently composed of nine directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal.

There are three directors whose terms of office expire at the Annual Meeting. Upon the recommendation of the Nominating and Corporate Governance Committee, our Board has nominated the three individuals listed in the table below for election as directors at the Annual Meeting.

Each of the nominees listed below is currently one of our directors. If elected at the Annual Meeting, each of these nominees would serve until our 2026 Annual Meeting and until his or her successor has been duly elected and qualified, or, if sooner, until his or her earlier resignation, death or removal.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the nominees named below. The three director nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld or votes against, for the election of the three director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election Until the 2026 Annual Meeting

The following table sets forth the name, age, position and tenure of each of our directors who are up for re-election at the Annual Meeting for a term expiring at the 2026 Annual Meeting:

Name	Age	Position(s)	Served as a Director Since
Jerrold Sendrow, CFP	78	Independent Class II Director and Audit Committee Chair	2017
Thani Jambulingam, PhD	59	Independent Class II Director and Corporate Governance Committee Chair	2017
Michael F. Dubin, CPA	68	Independent Class II Director	2021

The following includes a brief biography of each of the nominees standing for election to the Board at the Annual Meeting, based on information furnished to us by each director nominee, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the applicable nominee should serve as a member of our Board.

Jerrold Sendrow, CFP, Independent Class II Director

Mr. Sendrow became a director in January 2017. Mr. Sendrow has been a Certified Financial Planner since 1986 and continues to maintain his practice. Mr. Sendrow also served as an outside Director on the board of directors of SCILEX Pharmaceuticals Inc. from April 2014 to November 2016. Prior to that, Mr. Sendrow was an accountant in the audit departments of Touche Ross & Co. and Peat Marwick Mitchell & Co after returning from military service of two tours in the Vietnam conflict. Mr. Sendrow holds business degrees from Bernard Baruch College of the City University of New York and Adelphi University. Mr. Sendrow was selected as a director due to his leadership experience at other growth-stage companies and his financial accounting experience.

Thani Jambulingam, PhD, Independent Class II Director

Dr. Jambulingam became a director in January 2017. Dr. Jambulingam is a Pfizer Fellow and Professor in the Department of Pharmaceutical and Healthcare Marketing at St Joseph’s University, Erivan K. Haub School of Business, in Philadelphia, Pennsylvania. He teaches in the executive MBA program for biopharmaceutical, medical device and physician executives. Dr. Jambulingam served as the chair of the department for eight years, from June 2003 to June 2010. Dr. Jambulingam’s research is focused on pharmaceutical and healthcare strategy and innovation. His research is regularly published in marketing and management journals. Dr. Jambulingam has also served as a consultant and facilitated training sessions in innovation and strategy for senior leadership and/or brand teams within several small, mid and large pharma and healthcare firms including Alkermes Plc, Abbott Industries, AstraZeneca plc, Cardinal Health, FMC, IQVIA, Lancaster General Hospital, Inspira Health, Lehigh Valley Health Network, Leo Pharma, Merck & Co., Novo Nordisk, Pfizer Inc., Sanofi, Solvay and Procter & Gamble Inc. During his sabbatical from Saint Joseph’s University, from July 2011 to August 2012, he joined Pfizer Inc. (NYSE: PFE) with the Prevenar Global Commercial Team contributing to development of Prevenar franchise positioning, healthy aging platform development, vaccine business strategy for emerging markets, pediatric expanded age strategy (life cycle management) and conducted strategy sessions for executive leadership within the specialty care division of Pfizer. Over the years, Dr. Jambulingam has successfully mentored several entrepreneurs in the life sciences industry. Dr. Jambulingam is a pharmacist and obtained his Ph.D. from the University of Wisconsin-Madison. Dr. Jambulingam completed the case method of teaching at Harvard. He has been inducted to the Rho Chi, the honor society in pharmacy and Beta Gamma Sigma, the honor society for business. In 2021, Dr. Jambuligam received the Tangelmann Award for lifetime excellence in research and teaching. For the past seven years, Dr. Jambulingam has been a faculty member conducting Bio-Entrepreneurship Bootcamp at the annual meeting at the Biotechnology Industry Organization (BIO). Dr. Jambulingam is also a visiting professor in the Wharton MBA Global program and teaches healthcare courses in India. Dr. Jambulingam was selected as a director due to his leadership experience at other companies and his extensive knowledge of the pharmaceutical industry.

Michael F. Dubin, CPA, Independent Class II Director

Mr. Dubin became a director in July 2021. Mr. Dubin has been an operations and financial consultant for numerous companies and a board member for several companies since 2016. From 2001 to 2016, Mr. Dubin held the title of Managing Partner, PA/SNJ Offices, with RSMUS LLP (RSM), a professional services company. He was presented with RSM’s “National Achievement Award” in 2010 and was a finalist for the company’s “National Integrity Award.” Prior to 2001, Mr. Dubin served as an audit partner for a regional accounting firm and a national accounting firm. Mr. Dubin obtained a BS in Economics (magna cum laude) from the Wharton School of Business, University of Pennsylvania. He served as a Board Member for RSM for four years. Mr. Dubin was also a board member and the Audit Committee Chairman for a privately held business in Philadelphia engaged in supplying energy efficiency services and facilities, and is a board member and the Risk Management Committee Chairman for a commercial bank in Pennsylvania, a board member for a privately held technology/manufacturing company, and an advisory board member for an accounting firm in Pennsylvania. Mr. Dubin is professionally affiliated with the PICPA and AICPA. He was also an adjunct faculty member and course teacher for the Wharton School of Business for two years and has also been a guest lecturer at the Wharton School of the University of Pennsylvania, Temple University, University of Scranton and Lehigh University. He also served as an expert witness/consultant for the Federal Deposit Insurance Corporation and the Resolution Trust Corporation. Mr. Dubin was selected as a director due to his long history of success in financial services, business and professional services.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE CLASS II DIRECTOR NOMINEES.

Continuing Directors

The following table sets forth the name, age, position and tenure of the directors who are serving for terms that end following the Annual Meeting.

Name	Age	Position	Served as a Director Since
Directors
Anthony Mack, MBA	61	Chief Executive Officer (Principal Executive Officer) and Chairman of the Board, Class III Director	2017
Jeffrey Gudin, MD	57	Executive Vice President, Chief Medical Officer, and Class III Director	2017
Gerald Bruce	67	Executive Vice President, Commercial Operations, and Class I Director	2021
Eric Floyd, PhD	61	Independent Class III Director and Compensation Committee Chair	2017
Vanila M. Singh, MD	52	Independent Class I Director	2020
Barbara Ruskin	63	Independent Class I Director	2023

The following biographical descriptions set forth certain information with respect to directors who are serving for terms that end following the Annual Meeting, based on information furnished to Virpax by each director.

Class III Directors Continuing in Office until the 2024 Annual Meeting

Anthony Mack, MBA, Chief Executive Officer and Chairman of the Board, Class III Director

Mr. Mack became a director and our Chairman of the Board and Chief Executive Officer in May 2017. Anthony P. Mack is an entrepreneur who has founded three successful pharmaceutical companies, served on executive boards and has more than 35 years of experience in the industry as well as in finance. Prior to founding Virpax, Mr. Mack founded Scilex Pharmaceuticals and served as President, CEO and Director until February 2018 when Scilex was sold to a publicly traded company. Mr. Mack founded his first pharmaceutical company, ProSolus Pharmaceuticals, in 2009 where he served as President and Director before selling the company to Mission Pharmacal in 2015. Mr. Mack has led training, marketing, and commercial distribution for billion-dollar pain management products and has forged key strategic alliances through high-level management positions with Purdue Pharma, Endo Pharmaceuticals, Novartis, and EKR Therapeutics. Prior to his pharmaceutical career, Mr. Mack worked in the financial sector, starting as a Series 7 broker dealer then a Series 24 licensed Principal, allowing him to supervise and manage brokers at affiliated branches. Mr. Mack holds an Executive MBA in Pharmaceutical and Healthcare Marketing from Saint Joseph’s University. Mr. Mack was selected as a director due to his extensive experience at pharmaceutical companies and knowledge of the pharmaceutical industry and our company.

Eric Floyd, PhD, Independent Class III Director and Compensation Committee Chair

Dr, Floyd became a director in January 2017. Dr. Floyd currently serves as Senior Vice President of Regulatory Affairs & Quality Assurance at Silence Therapeutics. He has more than 21 years of regulatory experience within the pharmaceutical industry. Most recently, from November 2018 to December 2019 he was Senior Vice President, Regulatory Affairs, for Axovant Sciences. Prior to that, he served as President of Compliance Services and Chief Scientific Officer at Dohmen Life Science Services, Inc. from June 2015, Senior Vice President, U.S. Regulatory Affairs and Clinical Quality Compliance at Lundbeck Inc. December 2011, Global Vice President of Regulatory Affairs at Hospira Inc. (later acquired by Pfizer Inc.) from January 2010, Vice President of Worldwide Regulatory Affairs and Quality Assurance at Cephalon Inc. (later acquired by Teva Pharmaceuticals Industries Ltd.) from January 2007 and VP and Global Head of Respiratory, Dermatology, and Tropical Medicines Drug Regulatory Affairs at Novartis AG from February 2005 until April 2007. Dr. Floyd has also held senior leadership roles at Bristol Myers Squibb Co., Aventis Pharma and Merck Research Laboratories (a division of Merck & Co.). Dr. Floyd received a Ph.D. in Neurophysiology from Meharry Medical College, Nashville, an executive MBA from St. Joseph’s University, Philadelphia, an MS from Tennessee State University, a BS from the University of Illinois and has served as an Assistant Professor at Harvard University School of Medicine. Dr. Floyd served as an outside director on the board of directors of Scilex Pharmaceuticals Inc. from April 2014 to November 2016. Dr. Floyd was selected as a director due to his extensive experience at pharmaceutical companies and knowledge of the pharmaceutical industry.

Jeffrey Gudin, MD, Vice President and Chief Medical Officer, Class III Director

Dr. Gudin became a director in 2017 and an Executive Vice President, and our Chief Medical Officer in January 2017. Prior to joining us, Dr. Gudin, was Director of Pain Management and Palliative Care at Englewood Hospital and Medical Center in New Jersey for almost 20 years. He is on faculty at the University of Miami Miller School of Medicine. Dr. Gudin is Board Certified in Pain Medicine, Anesthesiology, Addiction Medicine and Hospice and Palliative Medicine. He is an active speaker in the field of pain management. His clinical and research focus includes pain management, opioid abuse and potential solutions, and increasing clinician awareness of pain assessment and risk management. Dr. Gudin completed a residency in anesthesiology at Yale University School of Medicine, in New Haven, Connecticut. He continued his training with an extended postdoctoral fellowship in pain medicine at the Yale Center for Pain Management, where he was actively involved in research and teaching. Dr. Gudin was selected as a director due to his extensive experience in medical knowledge, in particular in the area of pain management.

Class I Directors Continuing in Office until the 2025 Annual Meeting

Gerald W. Bruce, Executive Vice President, Commercial Operations, and Class I Director

Mr. Bruce became a director in July 2021 and an Executive Vice President and our Commercial Operations Officer in August 2017. Mr. Bruce has spent over 30 years, including 20 years in senior leadership roles, in the Pharmaceutical and Medical Nutrition industry. He started his career in May 1983 at Johnson & Johnson Inc. (NYSE: JNJ) where he was an award-winning sales representative and held leadership positions of increasing responsibility in sales and marketing ending with his role as Group Product Director of Analgesics in September 1998. From September 1998 to November 2000, he served as Vice President of Sales at Bristol-Myers Squibb Co. (NYSE: BMY) where he led the Cardiovascular and Metabolic sales force. From November 2000 to January 2006, he served as Vice President of Managed Markets where he led the team responsible for the development and implementation of the reimbursement strategy for Bristol-Myers Squibb’s US portfolio. From January 2006 to June 2008, Mr. Bruce was the Senior Vice President of Commercial Operations at NitroMed, Inc. where he was responsible for building the commercial strategy and led the team responsible for the development and implementation of the commercial plan for the start-up company’s first product for the treatment of heart failure. From April 2009 to November 2018, Mr. Bruce served as Vice President of Sales for Nutricia North America, Danone Medical Nutrition Division. Mr. Bruce currently serves on the Board of Trustees for Lincoln University and is a Board member for the National Sales Network. He received his bachelor’s degree in Business Administration from Lincoln University and a master’s degree in Leadership from the McDonough School of Business at Georgetown University. Mr. Bruce was selected as a director due to his extensive experience at pharmaceutical companies and knowledge of the pharmaceutical industry.

Vanila M. Singh, MD, Independent Class I Director

Dr. Singh became a director in June 2020. From June 2017 to July 2019, Dr. Singh was the former Chief Medical Officer of the U.S. Department of Health and Human Services, where she served as the Chairperson of the highly regarded HHS Pain and Opioid Task Force in conjunction with the Department of Defense and the Veterans Administration. Since April 2020, Dr. Singh has been on the Board of Directors of Lucid lane, Inc. Dr. Singh has been a director of Biodelivery Sciences International, Inc. (NASDAQ: BDSI) from November 2019 to March 2022, and since June 2004, Dr. Singh has been a clinical associate professor of Anesthesiology, Pain and Peri-operative Medicine at Stanford University and is a teaching mentor at Walter Reed National Military Medical Center. Dr. Singh received her Masters degree in academic medicine at the USC Keck School of Medicine in 2016. Dr. Singh completed her internship at Yale school of medicine in 1997 to 1998 and her residency at Cornell University in Anesthesiology from 1998 to 2001 and her fellowship in Pain Management at Cornell Weil from 2001 to 2002. For over ten years, Dr. Singh served on medical ethics as well as on scientific editorial boards, committees for the American Society of Regional Anesthesia, American Society of Interventional Pain Physicians, California Medical Association, and the Santa Clara County Medical Association. Dr. Singh, who is double board-certified in pain and anesthesiology, focuses her practice on regional anesthesia and peri-operative, subacute, and the development of chronic pain, with an appreciation for complimentary and traditional medicine approaches that emphasize an individualized patient-centered approach. Dr. Singh received her medical degree from George Washington University Medical School and her B.A. from U.C. Berkeley in Molecular and Cell Biology and Economics. Dr. Singh was selected as a director due to her leadership experience and her extensive knowledge of the pharmaceutical industry and the regulatory environment.

Barbara A. Ruskin, PhD, J.D., Independent Class I Director

Dr. Ruskin, who received her Ph.D. in Biochemistry & Molecular Biology from Harvard University, is an experienced attorney specializing in life sciences and intellectual property. Most recently she serves as the Chief Intellectual Property and Innovation Officer for Silence Therapeutics, a Nasdaq listed international biotechnology company. Prior to that role, she was the Company’s General Counsel and Chief Patent Officer. Dr. Ruskin brings over 25 years of experience in life science IP and corporate law, having served as outside counsel for pharmaceutical and biotechnology companies and their investors, including as an IP Corporate Partner at Ropes & Gray LLP and as an associate at Fish & Neave LLP, both in New York City. She has advised, managed and prosecuted worldwide patent portfolios for a number of biotech and pharmaceutical industry clients including Biogen, Stryker Biotech and Vertex Pharmaceuticals among others, and has also worked in IP litigation in both the U.S. and Europe. Dr. Ruskin previously served as Chairman and currently serves as a director on the Board of St. Jude Children’s Hospital GMP, LLC and has previously served as a director on the Board of the Burke Neurological Institute. Dr. Ruskin did her post-doctoral research at the Whitehead Institute for Biomedical Research (MIT) and at the Institute for Neuroscience (University of Oregon). She has published numerous scientific articles and given legal presentations that combine her knowledge of biochemistry and law. In addition to her Ph.D. in Biochemistry & Molecular Biology, Dr. Ruskin received a B.A. in Biochemistry from the University of California, Berkeley, and her J.D. from Fordham University School of Law. Dr. Ruskin was selected as a director due to her experience in life science IP and pharmaceutical and biotechnology companies.

CORPORATE GOVERNANCE

Board of Director Composition

Our Board is currently comprised of nine directors. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

In accordance with the terms of our restated certificate of incorporation, our Board is divided into three classes, Class I, Class II and Class III, with each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. Our directors are divided among the three classes as follows:

•        The Class II directors are Dr. Jambulingam, Mr. Sendrow and Mr. Dubin; their terms will expire at the Annual Meeting.

•        The Class III directors are Mr. Mack, Dr. Gudin, and Dr. Floyd; their terms will expire at the 2024 annual meeting of stockholders.

•        The Class I directors are Mr. Bruce, Dr. Singh, and Dr. Ruskin; their terms will expire at the 2025 annual meeting of stockholders.

We expect that any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Board Membership Diversity

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

The following Board Diversity Matrix presents our board diversity statistics in accordance with Nasdaq Rule 5606. The information is based on our directors’ self-reporting. As we pursue future board recruitment efforts, our Nominating and Corporate Governance Committee will continue to seek candidates who can contribute to the diversity of views and perspectives of the Board.

Board Diversity Matrix (As of May 30, 2023)

Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7
Part II: Demographic Background
African American or Black		3
Alaskan Native or Native American
Asian	1	1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Board of Director Meetings

Our Board met five times in 2022. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such directors served on the Board) and (ii) the total number of meetings of all committees of our Board on which the director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings.

Board Attendance at Annual Stockholders’ Meeting

Our policy is to invite and encourage each member of the Board of Directors to be present at our annual meetings of stockholders (assuming that we hold in-person annual meetings). All of our directors attended our 2022 Annual Meeting of Stockholders in person.

Director Independence

Our common stock is listed on the Nasdaq Capital Market (“Nasdaq”). Under the listing requirements and rules of Nasdaq, independent directors must constitute a majority of a listed company’s board of directors. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Dr. Floyd, Mr. Sendrow, Mr. Jambulingam, Dr. Singh, Mr. Dubin, and Dr. Ruskin do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Rules of The Nasdaq Capital Market and the SEC.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Science and Technology Committee with the composition and responsibilities described below. Our Board may establish other committees to facilitate the management of our business. Each of these committees operates under a charter that has been approved by our Board. The members of each committee are appointed by the Board and serve until their successor is elected and qualified unless they are earlier removed or resign. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues.

Audit Committee.    Our Audit Committee is comprised of Mr. Dubin, Mr. Sendrow, Dr. Floyd, and Dr. Jambulingam, with Mr. Sendrow serving as Chairman of the Audit Committee. Our Board has determined that each member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Exchange Act and the applicable rules of the Nasdaq Capital Market. Our Board has determined that Mr. Dubin is an “audit committee financial expert” within the meaning of SEC regulations and the applicable rules of the Nasdaq Capital Market. The Audit Committee’s responsibilities include:

•        appointing, approving the compensation of, and assessing the qualifications, performance and independence of our independent registered public accounting firm, and in particular the provision of additional services to each entity covered by the committee;

•        pre-approving audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•        reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•        monitoring the audit of our financial statements;

•        setting policies for our hiring of employees or former employees of our independent registered public accounting firm;

•        reviewing our significant risks or exposures and assessing the steps that management has taken or should take to monitor and minimize such risks or exposures;

•        reviewing the adequacy of our internal control over financial reporting, including information system controls and security;

•        monitoring the effectiveness of our systems of internal control, internal audit and risk management for each entity covered by the committee;

•        establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•        recommending, based upon the audit committee’s review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•        monitoring our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•        preparing the audit committee report required by the rules of the SEC to be included in our annual proxy statement;

•        reviewing all related party transactions for potential conflict of interest situations and approving all such transactions; and

•        reviewing and discussing with management and our independent registered public accounting firm our earnings releases and scripts.

Our Audit Committee operates pursuant to a charter that is available on our website at www.virpaxpharma.com under the “Governance” section. Our Audit Committee met five times in 2022.

Compensation Committee.    Our Compensation Committee consists of Dr. Floyd, Mr. Sendrow, and Dr. Jambulingam, with Dr. Floyd serving as the Chairman of the Compensation Committee. Our Board has determined that the three directors currently serving on our Compensation Committee are independent under the applicable listing standards of the Nasdaq Capital Market, are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act and are “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended. The compensation committee’s responsibilities include:

•        reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, the officers who report directly to the chief executive officer and all officers who are “insiders” subject to Section 16 of the Exchange Act;

•        evaluating the performance of our chief executive officer and such other officers in light of such corporate goals and objectives and determining and approving, or recommending to our Board for approval, the compensation of our chief executive officer and such other officers;

•        appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the compensation committee;

•        conducting the independence assessment outlined in the listing standards of the Nasdaq Capital Market with respect to any compensation consultant, legal counsel or other advisor retained by the compensation committee;

•        annually reviewing and reassessing the adequacy of the committee charter;

•        reviewing and establishing our overall management compensation and our compensation philosophy and policy;

•        overseeing and administering our equity compensation and other compensatory plans;

•        reviewing and approving our equity and incentive policies and procedures for the grant of equity-based awards and approving the grant of such equity-based awards;

•        reviewing and making recommendations to our Board with respect to non-employee director compensation; and

•        producing a report, if required, on executive compensation to be included in our annual proxy statement or Annual Report on Form 10-K.

Our Compensation Committee operates pursuant to a charter that is available on our website at www.virpaxpharma.com under the “Governance” section. Our Compensation Committee met two times in 2022.

Nominating and Corporate Governance Committee.    Our nominating and corporate governance committee consists of Dr. Jambulingam, Mr. Sendrow, and Dr. Floyd, with Dr. Jambulingam serving as Chairman of the committee. Our Board has determined that Dr. Jambulingam is “independent” as defined in the applicable rules of the Nasdaq Capital Market. The nominating and corporate governance committee’s responsibilities include:

•        establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholder;

•        identifying individuals qualified to become members of our Board;

•        recommending to our Board the persons to be nominated for election as directors and to each of our Board’s committees;

•        developing and recommending to our Board a set of corporate governance principles;

•        articulating to each director what is expected, including reference to the corporate governance principles and directors’ duties and responsibilities;

•        reviewing and recommending to our Board practices and policies with respect to directors;

•        reviewing and recommending to our Board the functions, duties and compositions of the committees of our Board;

•        reviewing and assessing the adequacy of the committee charter and submitting any changes to our Board for approval;

•        considering and reporting to our Board any questions of possible conflicts of interest of Board’s members;

•        providing for new director orientation and continuing education for existing directors on a periodic basis;

•        performing an evaluation of the performance of the committee; and

•        overseeing the evaluation of our Board.

Our Nominating and Corporate Governance Committee operates pursuant to a charter that is available on our website at www.virpaxpharma.com under the “Governance” section. Our Nominating and Corporate Governance Committee did not meet in 2022.

Science and Technology Committee.    Our Science and Technology Committee consists of Dr. Floyd and Dr. Jambulingam, with Dr. Floyd serving as the Chairman of the committee. Our Science and Technology Committee is responsible for, among other things:

•        reviewing, evaluating and reporting to the Board regarding the performance of the research and development leaders in achieving long-term strategic goals and objectives and the quality and direction of our biopharmaceutical research and development;

•        identifying and discussing significant emerging science and technology issues and trends;

•        determining whether there is sufficient and ongoing external review from world-class experts across both research and development, pertaining to our therapeutic areas;

•        evaluating the soundness/risk associated with the technologies in which we are investing our research and development efforts;

•        periodically reviewing our overall patent strategies.

Our Science and Technology Committee operates pursuant to a charter that is available on our website at www.virpaxpharma.com under the “Governance” section. Our Science and Technology Committee did not meet in 2022.

Director Nominations Process

The Nominating and Corporate Governance Committee is responsible for recommending candidates to serve on our Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at an annual meeting of stockholders, the Nominating and Corporate Governance Committee may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other Board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race and ethnicity; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources, including third party recommendations. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The Nominating and Corporate Governance Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

Each of the director nominees to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with their initial appointment and their nomination for election at the Annual Meeting. When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.

Stockholder Nominations for Directorships

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our bylaws. All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below. Stockholders who wish to recommend a candidate for nomination should contact our Secretary in writing and provide the following information:

•        the name and address of record of the security holder;

•        a representation that the security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;

•        the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

•        a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;

•        a description of any arrangements or understandings between the security holder and the proposed director candidate; and

•        the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Board Leadership Structure and Role in Risk Oversight

Our chief executive officer and Chairman positions are held by Anthony P. Mack. Mr. Mack currently beneficially owns approximately 26% of the voting power of our common stock (including shares beneficially owned by Virpax Pharmaceuticals LLC, an entity of which Mr. Mack is managing member). Periodically, our Board assesses these roles and the Board’s leadership structure to ensure the interests of Virpax and our stockholders are best served. Our Board has determined that its current leadership structure is appropriate. Anthony P. Mack, as one of our founders and as our chief executive officer and Chairman, has extensive knowledge of all aspects of Virpax, our business and risks.

While management is responsible for assessing and managing risks to Virpax, our Board is responsible for overseeing management’s efforts to assess and manage risk. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks, and standing committees of our Board. Our Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.

Stockholder Communications

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as he considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Virpax Pharmaceuticals, Inc., 1055 Westlakes Drive, Suite 300 Berwyn, PA 19312 Attention: Secretary. Our Secretary will forward the communication to the appropriate director or directors.

Code of Business Conduct and Ethics

We have adopted written code of business conduct and ethics (“Code of Ethics”) that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on our website at www.virpaxpharma.com. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC.

Anti-Hedging Policy

We have adopted an insider trading policy, which incorporates anti-hedging provisions. Under the terms of our insider trading policy, we prohibit each officer, director and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

Limitation of Directors Liability and Indemnification

We have entered into indemnification agreements with each of our current directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers:

Name of Individual	Age	Position(s) Held With Virpax	Serving in Position Since
Anthony Mack	61	Chief Executive Officer (Principal Executive Officer) and Chairman of the Board, Class III Director	2017
Jeffrey Gudin	57	Executive Vice President, Chief Medical Officer, and Class III Director	2017
Christopher M. Chipman	50	Chief Financial Officer (Principal Financial and Accounting Officer) and Corporate Secretary	2020

Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:

Anthony Mack, MBA, Chief Executive Officer (Principal Executive Officer) and Chairman of the Board, Class III Director

Mr. Mack became a director and our Chairman of the Board and Chief Executive Officer in May 2017. For Mr. Mack’s biography, please see the section above entitled “Class III Directors Continuing in Office until the 2024 Annual Meeting.”

Jeffrey Gudin, MD, Executive Vice President, Chief Medical Officer, and Class III Director

Dr. Gudin became an Executive Vice President, and our Chief Medical Officer in January 2017. For Dr. Gudin’s biography, please see the section above entitled “Class III Directors Continuing in Office until the 2024 Annual Meeting.”

Christopher M. Chipman, CPA, Chief Financial Officer (Principal Financial and Accounting Officer) and Corporate Secretary

Mr. Chipman became our Chief Financial Officer in May 2020. Mr. Chipman has more than 20 years of public and private accounting experience. Since November 2000, Mr. Chipman has been a managing member of Chipman & Chipman, LLC, a consulting firm that assists public companies with the preparation of periodic reports required to be filed with the Securities and Exchange Commission and compliance with Section 404 of the Sarbanes Oxley Act of 2002. Mr. Chipman is a CPA and was Chief Financial Officer and Secretary of Capital Gold Corporation from March 2006 to June 2011. Capital Gold Corporation was a publicly held gold production and exploration company, until its acquisition by AuRico Gold, Inc. (formerly, Gammon Gold). From July 1996 to August 1998, Mr. Chipman was a senior accountant with the accounting firm of Grant Thornton LLP and from August 1998 to March 2000 he was a Senior Financial Analyst for GlaxoSmithKline. Prior to that, from July 1994 to July 1996, he was an Audit Examiner for Wells Fargo Corporation. Mr. Chipman received a B.A. in Economics from Ursinus College in 1994.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by, or paid to our chief executive officer, and the two most highly-compensated executive officer (other than the chief executive officer) who were serving as executive officers as of December 31, 2022 and December 31, 2021 for services rendered in all capacities to us for the years ended December 31, 2022 and December 31, 2021. These individuals are our named executive officers for 2022. We had no other executive officers in 2022:

Name & Principal Position	Year	Salary		Salary/Bonus	Stock Awards	Option Awards		Total
Anthony Mack	2022	$467,000		$238,000	$—	$79,000	(1)	$784,000
Chief Executive Officer, Chairman	2021	$375,000		$225,000	$—	$158,000	(1)	$758,000
Jeffrey Gudin, MD	2022	$157,000		$47,000	$—	$81,000	(1)	$285,000
Executive VP, Chief Medical Officer	2021	$100,000		$45,000	$—	$158,000	(1)	$303,000
Christopher Chipman	2022	$296,000	(2)	$90,000	$—	$81,000	(1)	$467,000
Chief Financial Officer	2021	$236,000		$100,000	$—	$79,000	(1)	$415,000

____________

(1)      Amounts reflect the full grant date fair value of stock options granted during the years ended December 31, 2022 and 2021 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of the option awards in Note 8 to our financial statements included in the 2022 Annual Report.

(2)      Amounts reflect consulting fees of $63,000, paid to Mr. Chipman pursuant to an independent contractor agreement dated May 1, 2020, and salaries and wages of $173,000, paid to Mr. Chipman pursuant to his employment agreement dated April 7, 2021.

The Board, in consultation with our Compensation Committee, annually reviews the compensation paid to our Named Executive Officers to assess the adequacy of the compensation paid to our Named Executive Officers. These annual assessments are done in order to periodically align our compensation practices with what the Board believes to be compensation levels more commensurate with companies of similar size and development stage as the Company. Pursuant to these annual assessments, on January 25, 2023, the Compensation Committee approved cash bonus awards and increase to the base salaries for each of our Named Executive Officers based upon the Company’s and management’s performance in 2022. Based on these assessments, Mr. Mack, Mr. Chipman and Dr. Gudin were awarded bonuses of $238,000, $90,000, and $47,000, respectively. In addition, Mr. Mack’s base salary was increased to $494,000 per year, Mr. Chipman’s base salary was increased to $312,000 per year, and Dr. Gudin’s base salary was increased to $164,000 per year.

On January 31, 2022, based upon the recommendation of the Compensation Committee, the Board approved increases to the base salaries paid to our Named Executive Officers and approved cash bonus awards for each of our Named Executive Officers based upon the Company’s and management’s performance in 2021. Based on these assessments, Mr. Mack, Mr. Chipman and Dr. Gudin were awarded bonuses of $225,000, $100,000 and $45,000, respectively. In addition, pursuant to the employment agreements with each of our Named Executive Officers, Mr. Mack’s base salary was increased to $475,000 per year, Mr. Chipman’s base salary was increased to $300,000 per year, and Dr. Gudin’s base salary was increased to $157,500 per year.

Compensation Arrangements with Our Named Executive Officers

Mr. Mack

On September 18, 2018, we entered into an employment agreement with Mr. Mack, as amended (the “Mack Employment Agreement”). The term of the Mack Employment Agreement initiated upon the commencement of the agreement and terminates upon either death, Disability, for Cause, for Good Reason (as such terms are defined in the Mack Employment Agreement), or for other reasons by us or Mr. Mack. Under the Mack Employment Agreement, Mr. Mack was initially paid an annual base salary of $375,000 which was increased to$494,000 on January 25,

2023 and is subject to annual increases at the discretion of the Board and an annual performance bonus targeted at an amount equal to 50% of his base salary based on the achievement of our corporate objectives and Mr. Mack’s individual performance metrics, in each case as established by the Board in consultation with Mr. Mack. Upon the recommendation of the Compensation Committee and in consultation with Mr. Mack, the Board may award Mr. Mack an annual bonus in excess of the targeted amount. To receive any bonus, Mr. Mack must be employed by the Company at the time of payment. The Mack Employment Agreement may be terminated by us immediately upon written notice to Mr. Mack, or by Mr. Mack upon 30 days’ notice provided to us or immediately upon written notice by Mr. Mack with Good Reason. Concurrent with the execution of his employment agreement, we and Mr. Mack agreed to an executive confidentiality agreement (the “Executive Confidentiality Agreement”) that contains standard non-disclosure and non-competition provisions. In the event we terminate the Mack Employment Agreement other than for Cause, or Mr. Mack terminates the employment agreement for Good Reason, we will pay him the then effective base salary for a period of twelve months following the effective date of the termination and reimbursement of medical insurance premiums for him and his family for 12 months or until eligible for medical from another employer. However, payment of the effective base salary is subject to the execution of a release of claims and the compliance by Mr. Mack with such release and all terms and provisions of the employment agreement and Executive Confidentiality Agreement that survive the termination of Mr. Mack’s employment.

Mr. Mack elected to forgo his salary and defer his compensation through March 2021. Upon the closing of our underwritten public offering in September 2021, we paid to Mr. Mack $1,051,875 in deferred compensation due to him under the Mack Employment Agreement.

Dr. Gudin

On April 15, 2021, we entered into an employment agreement with Dr. Gudin, as amended (the “Gudin Employment Agreement”). The Gudin Employment Agreement provides for Dr. Gudin to continue to serve as our Executive Vice President and Chief Medical Officer reporting to our Chief Executive Officer and provides for an initial annual base salary of $150,000 which was increased to $164,000 on January 25, 2023 and is subject to annual increases at the discretion of the Board. Under the Gudin Employment Agreement, Dr. Gudin is eligible for an annual bonus with a target amount of 30% of his base salary, which will be awarded by our Board in its sole discretion based on the achievement of the Company and Dr. Gudin of corporate and personal performance metrics established by the Board on an annual basis. Upon the recommendation of the Compensation Committee and in consultation with Dr. Gudin, the Board may award Dr. Gudin an annual bonus in excess of the targeted amount. To receive any bonus, Dr. Gudin must be employed by the Company at the time of payment. Dr. Gudin may also receive, in the discretion of the Board, equity awards under the 2022 Plan or any other equity incentive plan that the Company may adopt in the future. Dr. Gudin will also be eligible to receive other customary benefits described in the Gudin Employment Agreement.

We may terminate the Gudin Employment Agreement upon written notice to Dr. Gudin in the event of death or Disability (as defined in the Gudin Employment Agreement), in which event we would have no further obligations under the Gudin Employment Agreement, except for any Accrued Obligations (as defined in the Gudin Employment Agreement) and any portion of an earned annual bonus which remains unpaid at the time of termination. We may also terminate the Gudin Employment Agreement for Cause (as defined in the Gudin Employment Agreement) immediately upon providing written notice of such termination to Dr. Gudin. If we terminate the Gudin Employment Agreement for Cause, we would have no further obligation under the Gudin Employment Agreement, except for any Accrued Obligations due. We may terminate the Gudin Employment Agreement without Cause immediately upon written notice of termination to Dr. Gudin. If we terminate the Gudin Employment Agreement without Cause, in addition to any Accrued Obligations due, Dr. Gudin is entitled to receive (i) severance payments in an amount equal to Dr. Gudin’s base salary for a period of six months after the effective date of the termination and (ii) reimbursement of medical insurance premiums until the earlier of (1) six months or (2) the date Dr. Gudin becomes eligible for medical benefits through another employer, subject to certain conditions.

Dr. Gudin may terminate his agreement for Good Reason (as defined in the Gudin Employment Agreement) upon providing written notice of such termination to us. If Dr. Gudin terminates his employment for Good Reason, Dr. Gudin will be entitled to receive the same payments and benefits on the same terms and conditions as would be applicable upon termination by us without Cause.

If the Gudin Employment Agreement is terminated by Dr. Gudin for Good Reason or by us without Cause (other than on account of Dr. Gudin’s death or Disability), in each case within twelve months following a Change in Control (as defined in the Gudin Employment Agreement), Dr. Gudin will be entitled to receive the Accrued Obligations and, subject to Dr. Gudin’s compliance with the terms of the Gudin Employment Agreement, Dr. Gudin will be entitled to receive the following: (i) a lump sum payment equal to two times the sum of Dr. Gudin’s base salary for the year in which the termination date occurs (or if greater, the year immediately preceding the year in which the Change in Control occurs), (ii) a lump sum payment equal to two times the sum of Dr. Gudin’s cash bonus for the calendar year in which the termination date occurs (or if greater, the year in which the Change in Control occurs), and (iii) accelerated vesting of any award granted to Dr. Gudin under the 2022 Plan.

The Gudin Employment Agreement has a term of three years from the effective date. In connection with his entry into the Gudin Employment Agreement, Dr. Gudin entered into a customary Confidential Disclosure Invention Assignment Agreements with us.

Mr. Chipman

On April 7, 2021, we entered into an employment agreement with Christopher Chipman, as amended (the “Chipman Employment Agreement”). The Chipman Employment Agreement provides for Mr. Chipman to continue to serve as the Company’s Chief Financial Officer reporting to the Company’s Chief Executive Officer and provides for an initial annual base salary of $250,000 which was increased to $312,000 on January 25, 2023 and is subject to annual increases at the discretion of the Board. Under the Chipman Employment Agreement, Mr. Chipman is eligible for an annual bonus with a target amount equal to 30% of his base salary, which will be awarded by our Board in its sole discretion based on the achievement of the Company and Mr. Chipman of corporate and personal performance metrics established by the Board on an annual basis. Upon the recommendation of the Compensation Committee and in consultation with Mr. Chipman, the Board may award Mr. Chipman an annual bonus in excess of the targeted amount. To receive any bonus, Mr. Chipman must be employed by the Company at the time of payment. Mr. Chipman may also receive, in the discretion of the Board, equity awards under the 2022 Plan, or any other equity incentive plan that the Company may adopt in the future. Mr. Chipman will also be eligible to receive other customary benefits described in the Chipman Employment Agreement.

We may terminate the Chipman Employment Agreement upon written notice to Mr. Chipman in the event of death or Disability (as defined in the Chipman Employment Agreement), in which event the Company would have no further obligations under the Chipman Employment Agreement, except for any Accrued Obligations (as defined in the Chipman Employment Agreement) and any portion of an earned annual bonus which remains unpaid at the time of termination. We may also terminate the Chipman Employment Agreement for Cause (as defined in the Chipman Employment Agreement) immediately upon providing written notice of such termination to Mr. Chipman. If we terminate the Chipman Employment Agreement for Cause, we would have no further obligation under the Chipman Employment Agreement, except for any Accrued Obligations due. We may terminate the Chipman Employment Agreement without Cause immediately upon written notice of termination to Mr. Chipman. If we terminate the Chipman Employment Agreement without Cause, in addition to any Accrued Obligations due, Mr. Chipman is entitled to receive (i) severance payments in an amount equal to Mr. Chipman’s base salary for a period of six months after the effective date of the termination and (ii) reimbursement of medical insurance premiums until the earlier of (1) six months or (2) the date Mr. Chipman becomes eligible for medical benefits through another employer, subject to certain conditions.

Mr. Chipman may terminate his agreement for Good Reason (as defined in the Chipman Employment Agreement) upon providing written notice of such termination to us. If Mr. Chipman terminates his employment for Good Reason, Mr. Chipman will be entitled to receive the same payments and benefits on the same terms and conditions as would be applicable upon termination by us without Cause.

If the Chipman Employment Agreement is terminated by Mr. Chipman for Good Reason or by us without Cause (other than on account of Mr. Chipman’s death or Disability), in each case within twelve months following a Change in Control (as defined in the Chipman Employment Agreement), Mr. Chipman will be entitled to receive the Accrued Obligations and, subject to Mr. Chipman’s compliance with the terms of the Chipman Employment Agreement, Mr. Chipman will be entitled to receive the following: (i) a lump sum payment equal to two times the sum of Mr. Chipman’s base salary for the year in which the termination date occurs (or if greater, the year immediately preceding the year in which the Change in Control occurs), (ii) a lump sum payment equal to two times the sum of Mr. Chipman’s cash bonus for the calendar year in which the termination date occurs (or if greater, the year in which the Change in Control occurs), and (iii) accelerated vesting of any award granted to Mr. Chipman under the 2022 Plan.

The Chipman Employment Agreement has a term of three years from the effective date. In connection with his entry into the Chipman Employment Agreement, Mr. Chipman entered into a customary Confidential Disclosure Invention Assignment Agreements with the Company.

Severance subject to release of claims.

Our obligation to provide an executive with severance payments and other benefits under each executive’s employment or consulting agreement, as applicable, is conditioned on the executive signing (and not subsequently revoking) an effective release of claims in favor of us.

Outstanding Equity Awards at Fiscal Year End — 2022

The following table sets forth information concerning the outstanding equity awards held by each of our Named Executive Officers as of December 31, 2022:

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Anthony Mack	5/18/2019(3)	20,225	—	9.89	5/18/2029
Chief Executive Officer	5/22/2020(3)	40.450	—	9.89	5/22/2030
	4/07/2021(2)	16,667	33,333	4.62	4/07/2031
	1/31/2022(2)	—	60,676	2.13	1/31/2032
Jeffrey Gudin, MD	5/18/2019(3)	15,169	—	9.89	5/18/2029
Chief Medical Officer	5/22/2020(3)	30,338	—	9.89	5/22/2030
	4/07/2021(2)	16,667	33,333	4.62	4/07/2031
	1/31/2022(2)	—	60,676	2.13	1/31/2032
Christopher Chipman	5/01/2020(4)	40,450	—	9.89	5/01/2030
Chief Financial Officer	4/07/2021(2)	8,333	16,667	4.62	4/07/2031
	1/31/2022(2)	—	60,676	2.13	1/31/2032

____________

(1)      Except as otherwise indicated, vesting of all options is subject to continued service on the applicable vesting date.

(2)      The shares subject to the stock options vest in three equal installments, commencing on the one-year anniversary of the grant date.

(3)      The shares subject to the stock option fully vest upon the one-year anniversary of the grant date.

(4)      The shares subject to the stock option vested 25% upon the grant date, 50% upon closing of the Company’s initial public offering and the remaining 25% on the first anniversary of the closing of our initial public offering.

DIRECTOR COMPENSATION

Director Compensation Table — 2022

The following table sets forth information concerning the compensation paid to certain of our non-employee directors during the year ended December 31, 2022:

Name(2)	Cash Awards ($)	Option Awards ($)(1)	Total ($)
Eric Floyd, PhD(3)	$40,000	$31,000	$71,000
Jerrold Sendrow, CFP(4)	$40,000	$25,000	$65,000
Thani Jambulingam, PhD(5)	$40,000	$29,000	$69,000
Vanila M. Singh, MD(6)	$40,000	$25,000	$65,000
Gary S. Jacob, PhD(7)	$23,000	$25,000	$48,000
Michael F. Dubin(8)	$40,000	$25,000	$65,000

____________

(1)      Amounts reflect the full grant date fair value of stock options granted during 2022 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. The option awards contained within the above table were issued pursuant to the Virpax Pharmaceuticals, Inc. 2017 Equity Incentive Plan (the “2017 Plan”). The valuation assumptions used in determining such amounts are described in Note 2 and Note 8 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 22, 2023.

(2)      Mr. Gerald W. Bruce is a director and an executive officer (who is not a named executive officer) who provides services related to commercial operations to us pursuant to the terms consulting agreement. Mr. Bruce did not receive compensation as a director but did receive equity compensation as an executive officer. On April 25, 2022, Mr. Bruce was granted an option to purchase 60,000 shares of common stock with an exercise price of $1.76 per share. This option fully vested upon the original grant date and has a term of ten years. The value of the options issued to Mr. Bruce is $80,000 as computed in accordance with ASC Topic 718.

(3)      On January 1, 2022, Dr. Floyd was granted an option to purchase 15,124 shares of common stock with an exercise price of $3.43 per share. This option will fully vest on the first anniversary of the original grant date and has a term of ten years.

(4)      On January 1, 2022, Mr. Sendrow was granted an option to purchase 12,091 shares of common stock with an exercise price of $3.43 per share. This option will fully vest on the first anniversary of the original grant date and has a term of ten years.

(5)      On January 1, 2022, Dr. Jambulingam was granted an option to purchase 14,113 shares of common stock with an exercise price of $3.43 per share. This option will fully vest on the first anniversary of the original grant date and has a term of ten years.

(6)      On January 1, 2022, Dr. Singh was granted an option to purchase 12,091 shares of common stock with an exercise price of $3.43 per share. This option will fully vest on the first anniversary of the original grant date and has a term of ten years.

(7)      On January 1, 2022, Mr. Jacob was granted an option to purchase 12,091 shares of common stock with an exercise price of $3.43 per share. This option will fully vest on the first anniversary of the original grant date and has a term of ten years. Mr. Jacob elected not to stand for reelection to our Board and his term ended effective July 25, 2022.

(8)      On January 1, 2022, Mr. Dubin was granted an option to purchase 12,091 shares of common stock with an exercise price of $3.43 per share. This option will fully vest on the first anniversary of the original grant date and has a term of ten years.

The table below shows the aggregate number of option awards outstanding at fiscal year-end for each of our current and former non-employee directors served as directors during the year ended December 31, 2022.

Name	Number of Shares Subject to Outstanding options as of December 31, 2022
Eric Floyd, PhD	65,677
Jerrold Sendrow, CFP	55,565
Thani Jambulingam, PhD	57,588
Vanila M. Singh, MD	40,499
Gary S. Jacob, PhD(1)	33,408
Michael F. Dubin	32,316
Gerald W. Bruce	105,169

____________

(1)      Mr. Jacob, a Class I director, notified the Board that he would not stand for reelection at the Annual Meeting. His term expired on July 25, 2022.

Non-Employee Director Compensation Policy On June 14, 2022, the Company established the Virpax Pharmaceuticals, Inc. 2022 Equity Incentive Plan (the “2022 Plan”). From an after, July 25, 2022, the date of stockholder approval of the 2022 Plan all new grants of awards have been made under the 2022 Plan and no new grants of awards have been made under the 2017 Plan. We believe that offering ownership interests in the Company is a key factor in retaining and recruiting employees, officers, non-employee directors and other individual service providers, and aligning and increasing their interests in our success.

The 2022 Plan includes a director compensation policy which provides for:

•        on January 1 of each year, each non-employee director will be granted Stock Options under the 2022 Plan to purchase 15,000 shares of our common stock.

•        each new non-employee director will be granted Stock Options under the 2022 Plan to purchase up to 25,000 shares of our common stock, as determined by the Compensation Committee, at the time the individual first becomes a director.

•        on January 1, of each year, each then serving non-Chair member of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Science and Technology Committee shall automatically be granted Stock Options to purchase 5,000 shares of common stock under the 2022 Plan, and the Chair of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Science and Technology Committee shall each be granted Stock Options to purchase 10,000 shares of common stock under the 2022 Plan.

In addition, our non-employee directors receive a cash payment of $60,000 per year.

On January 1, 2022, the Board approved the grant of options to each of our non-employee directors pursuant to the above policy. Options to purchase an aggregate of 77,601 shares of our Common Stock were made, with all grants being made under the 2017 Plan. The options have an exercise price of $3.43 per share, the fair market value of the Common Stock on January 31, 2022, the date of grant, will vest upon the one-year anniversary of the grant date and have a ten-year expiration date.

On January 1, 2023, options were granted to the Non-Employee Directors pursuant to the 2022 Plan to purchase an aggregate of 155,000 shares of Common Stock, with all grants being made under the 2022 Plan. The options have an exercise price of $0.622 per share, the fair market value of the Common Stock on the date of grant. The options granted to the directors will vest upon the one-year anniversary of the grant date and have a ten-year expiration date.

Equity Compensation Plan Information

Equity Incentive Plan

2022 Incentive Plan

On June 14, 2022, we established the Virpax Pharmaceuticals, Inc. 2022 Equity Incentive Plan (the “2022 Plan”) all new grants of awards will be made under the 2022 Plan and no new grants of awards will be made under the 2017 Plan.

2017 Incentive Plan

On May 20, 2017, the Board adopted the 2017 Plan, and on May 21, 2018, the Board approved the Amended and Restated 2017 Plan, which was further amended on April 25, 2020. The purpose of the 2017 Plan is to encourage the participants to contribute materially to our growth as a company, thereby benefitting our stockholder, and will align the economic interests of the participants with those of the stockholder. As noted above, upon the approval of the 2022 Plan, all new grants of awards will be made under the 2022 Plan and no new grants of awards will be made under the 2017 Plan.

The following table provides information with respect to our compensation plans under which equity compensation was authorized as of December 31, 2022.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Equity compensation plans approved by security holders(1)	1,172,281	(2)	$5.38	1,515,591	(3)(4)
Equity compensation plans not approved by security holders	—		—	—
Total	1,172,281		5.38	1,515,591

____________

(1)      The amounts shown in this row include securities under the 2017 Plan and the 2022 Plan.

(2)      Includes 1,172,281 and 0 shares of common stock issuable upon exercise of outstanding options pursuant to the 2017 Plan and the 2022 Plan, respectively, as of December 31, 2022.

(3)      In accordance with the “evergreen” provision in the 2022 Plan, an additional 234,286 shares were automatically made available for issuance on the first day of 2023, which represents 2% of the number of shares outstanding on December 31, 2022; these shares are excluded from this calculation.

(4)      Includes 0 and 1,515,591 shares of common stock available for issuance under the 2017 Plan and the 2022 Plan, respectively, as of December 31, 2022.

REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Virpax Pharmaceuticals, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2022 as follows:

1.      The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2022.

2.      The Audit Committee has discussed with representatives of EisnerAmper LLP, the independent public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

3.      The Audit Committee has discussed with EisnerAmper LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by EisnerAmper LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the Securities and Exchange Commission.

Audit Committee of Virpax Pharmaceuticals, Inc.

Jerrold Sendrow, Chairman
Eric Floyd
Thani Jambulingham
Michael F. Dubin

____________

*        The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of May 30, 2023, by:

•        each of our stockholders who is known by us to beneficially own 5% or more of our common stock;

•        each of our named executive officers;

•        each of our directors; and

•        all of our directors and current officers as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 11,714,284 shares of common stock outstanding as of May 30, 2023. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to the exercise of options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of May 30, 2023 are counted as outstanding. Unless noted otherwise, the address of all listed stockholder is 1055 Westlakes Drive, Suite 300, Berwyn, PA 19312. Each of the stockholder listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Virpax Pharmaceuticals, LLC	2,730,438	(1)	23.3%
Sabby Management, LLC	988,165	(13)	8.4%

Executive Officers and Directors Other Than 5% or Greater Stockholders
Anthony Mack	3,097,234	(1)(2)	26.4%
Jeffrey Gudin, MD	106,650	(3)	*
Gerald Bruce	209,214	(4)	1.7%
Christopher Chipman	77,342	(5)(6)	*
Eric Floyd, PhD	73,700	(7)	*
Jerrold Sendrow, CFP	64,571	(8)	*
Thani Jambulingam, PhD	57,688	(9)	*
Vanila Singh, MD, MACM	40,499	(10)	*
Michael F. Dubin	32,316	(11)	*
Barbara A. Ruskin, PhD, J.D.	—	(12)	*
Directors and Officers as a Group (10 persons)	3,759,213		30.2%

____________

*        Less than 1%.

(1)      Anthony Mack, our Chief Executive Officer, and Jeffrey Gudin, our Executive Vice President and Chief Medical Officer, are the members of Virpax Pharmaceuticals, LLC. Due to Mr. Mack’s ownership of 88.8888% of the outstanding member units of Virpax Pharmaceuticals, LLC, he may be deemed to have sole voting and dispositive control over the shares of our common stock held by Virpax Pharmaceuticals, LLC. As a result, Mr. Mack may be deemed to beneficially own the shares of our common stock held by Virpax Pharmaceuticals, LLC.

(2)      Includes 252,562 shares of common stock held by Mr. Mack and his spouse and 114,234 shares of common stock held by Mr. Mack issuable upon exercise of stock options that are exercisable within 60 days of May 30, 2023. Does not include 182,117 shares of common stock issuable upon exercise of stock options that are not exercisable within 60 days of May 30, 2023.

(3)      Includes 7,584 shares of common stock owned by Dr. Gudin and his spouse. Also, includes 99,066 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of May 30, 2023. Does not include 107,117 shares of common stock issuable upon exercise of stock options that are not exercisable within 60 days of May 30, 2023.

(4)      Includes 4,045 shares of common stock and 205,169 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of May 30, 2023.

(5)      The shares of common stock issuable upon exercise of stock options are held by Chipman & Chipman LLC, a consulting firm of which Mr. Chipman is the Managing Member, and Christopher M. Chipman. As a result, Mr. Chipman has the sole voting and dispositive control over the shares of our common stock held by Chipman & Chipman LLC. As a result, Mr. Chipman may be deemed to beneficially own the shares of our common stock held by Chipman & Chipman LLC.

(6)      Includes 77,342 shares of common stock issuable upon exercise of stock options exercisable within 60 days of the date of May 30, 2023. Does not include 160,784 shares of common stock issuable upon exercise of stock options that are not exercisable within 60 days of May 30, 2023.

(7)      Includes 8,018 shares of common stock, and 65,677 shares of common stock issuable upon exercise of stock options exercisable within 60 days of May 30, 2023. Does not include 45,000 shares of common stock issuable upon exercise of stock options that are not exercisable within 60 days of May 30, 2023.

(8)      Includes 9,006 shares of common stock and 55,565 shares of common stock issuable upon exercise of stock options exercisable within 60 days of May 30, 2023. Does not include 35,000 shares of common stock issuable upon exercise of stock options that are not exercisable within 60 days of May 30, 2023.

(9)      Includes 100 shares of common stock and includes 57,588 shares of common stock issuable upon exercise of stock options exercisable within 60 days of May 30, 2023. Does not include 40,000 shares of common stock issuable upon exercise of stock options that are not exercisable within 60 days of May 30, 2023.

(10)    Includes 40,499 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of May 30, 2023. Does not include 15,000 shares of common stock issuable upon exercise of stock options that are not exercisable within 60 days of May 30, 2023.

(11)    Includes 32,316 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of May 30, 2023. Does not include 20,000 shares of common stock issuable upon exercise of stock options that are not exercisable within 60 days of May 30, 2023.

(12)    Does not include 25,000 shares of common stock issuable upon exercise of stock options that are not exercisable within 60 days of May 30, 2023.

(13)    Includes shares of Common Stock beneficially held by Sabby Volatility Warrant Master Fund, Ltd (“Sabby Fund”). Sabby Management LLC (“Sabby Management”) serves as the investment manager to Sabby Fund. Hal Mintz indirectly owns the shares of Common Stock held by Sabby Fund in his capacity as manager of Sabby Management. The principal business address of both Sabby Fund and Sabby is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458. All information regarding Sabby, Sabby Management and Mr. Mintz is based on information disclosed in a statement on Schedule 13G filed with the SEC on January 26, 2023.

Transactions with Related Persons

Independent Contractor Agreement with Gerald W. Bruce

On April 25, 2022, options were granted to Gerald W. Bruce, an independent consultant to provide advice on commercial operations, pursuant to the 2017 Plan to purchase an aggregate of 60,000 shares of Common Stock. The options have an exercise price of $1.76 per share, the fair market value of the Common Stock on the date of grant. The options granted to this individual vest immediately upon grant and have a ten-year expiration date.

Promissory Notes Executive Officers

From October 2018 to January 2021, we entered into three promissory notes with our Chief Executive Officer, Anthony Mack, and one promissory note with our Chief Financial Officer, Christopher Chipman. All four promissory notes with our executive officers have been repaid in full with proceeds from our initial public offering in February 2021.

Indemnification Agreements

We have entered into indemnification agreements with all of our directors and named executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

Policies and Procedures for Related Party Transactions

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets as of December 31, 2022 and 2021 and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked with considering all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

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PROPOSAL 2:

RATIFY THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023

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The Audit Committee has reappointed EisnerAmper LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2023, and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ended December 31, 2023, the Audit Committee will reconsider its appointment.

Principal Accountant Fees and Services

The following table summarizes the fees paid for professional services rendered by EisnerAmper LLP, our independent registered public accounting firm, for each of the last two fiscal years.

Year ending December 31,	2022	2021
Audit fees(1)	$231,420	$252,309
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$231,420	$252,309

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(1)      Audit fees consist of fees incurred for professional services rendered for the audit of our annual financial statements and review of the quarterly financial statements, assistance with registration statements filed with the SEC, and services that are normally provided by our independent registered public accounting firm in connection with regulatory filings or engagements. Audit fees includes fees of approximately $29,000 for consents in 2022 and $91,000 for consents and comfort letters in 2021.

Auditor Independence

In our fiscal year ended December 31, 2022, there were no other professional services provided by EisnerAmper LLP, located in Philadelphia, Pennsylvania, Firm ID: 274, that would have required our audit committee to consider their compatibility with maintaining the independence of EisnerAmper LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our audit committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All fees paid to EisnerAmper LLP for our fiscal years ended December 31, 2022 and 2021 were pre-approved by our audit committee.

Attendance at Annual Meeting

Representatives of EisnerAmper LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Vote Required

The affirmative vote of the holders of shares of common stock having a majority in voting power of the votes cast by the holders of all of the shares of common stock present or represented at the meeting is required to approve this Proposal 2. Abstentions, if any, will not affect the outcome of the vote on this Proposal 2.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

STOCKHOLDER PROPOSALS

Stockholder Proposals for 2024 Annual Meeting

Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2024 Annual Meeting of Stockholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended must be received by us no later than February 8, 2024 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Virpax Pharmaceuticals, Inc., 1055 Westlakes Drive, Suite 300 Berwyn, PA 19312, Attn: Secretary.

Director Nominations and Other Business to be Brought Before the 2024 Annual Meeting of Stockholders

Our bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2024 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than April 25, 2024 and no earlier than March 26, 2024; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. Proxies solicited by our Board will confer discretionary voting authority with respect to these nominations or proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such nomination or proposal shall be mailed: Virpax Pharmaceuticals, Inc., 1055 Westlakes Drive, Suite 300 Berwyn, PA 19312, Attn: Secretary.

In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Virpax nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 26, 2024.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements), as amended, filed with the SEC may be obtained without charge by writing to Virpax Pharmaceuticals, Inc., 1055 Westlakes Drive, Suite 300 Berwyn, PA 19312, Attn: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on May 30, 2023. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2022 and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Virpax Pharmaceuticals, Inc., 1055 Westlakes Drive, Suite 300 Berwyn, PA 19312, Attn: Secretary, Attn.: Secretary, or by phone at (610) 727-4597. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors
/s/ Anthony Mack
Anthony Mack
Chief Executive Officer

June 7, 2023
Berwyn, PA

PROXY VIRPAX PHARMACEUTICALS, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 24, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED The undersigned hereby appoints Anthony Mack and Christopher Chipman, or any of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders Annual Meeting of Virpax Pharmaceuticals, Inc., to be held on July 24, 2023, at 10:30 a.m., and any adjournment or postponement thereof, as hereinafter specified and, in their judgment, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH OF THE NOMINEES NAMED IN PROPOSAL 1, AND “FOR” PROPOSALS 2. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR JUDGMENT UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY POSTPONEMENT OR ANY AD- JOURNMENTS THEREOF. PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. (Continued and to be marked, dated, and signed on other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 24, 2023 The Proxy Statement and the Company’s 2022 Form 10-K to Stockholders are available at: https://www.viewproxy.com/virpax/2023.

The Board of Directors recommends you vote “FOR” the following: Proposal 1. To elect three director nominees to serve as Class II directors for a three-year term expiring at the annual meeting of stockholders in 2026. NOMINEES: FOR AGAINST ABSTAIN (1) Jerrold Sendrow, CFP (2) Thani Jambulingam, PhD (3) Michael F. Dubin, CPA DO NOT PRINT IN THIS AREA (Stockholder Name & Address Data) Please indicate if you plan to attend this meeting Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) Please mark your votes like this Proposal 2. To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2023. FOR AGAINST ABSTAIN To transact other business as may properly come before the meeting or any adjournment or postponement thereof. Date Signature Signature (Joint Owners) CONTROL NUMBER Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. As a stockholder of Virpax Pharmaceuticals, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Daylight Time, on July 23, 2023. PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. INTERNET TELEPHONE MAIL Vote Your Proxy on the Internet: Go to www.AALvote.com/VRPX Vote Your Proxy by Phone: Call 1-866-804-9616 Vote Your Proxy by Mail: Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.